UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

 (Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	Western Asset Core Plus VIT Portfolio

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ....”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Plus VIT Portfolio	III

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective durationi that is normally within 30% of the average durationii of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), a subadviser to the Portfolio.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by

Western Asset Core Plus VIT Portfolio 2018 Annual Report	1

Portfolio overview (cont’d)

a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Both short- and long-term U.S. Treasury yields moved higher and the yield curveiv flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 0.01% for the twelve months ended December 31, 2018. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced worse results. Over the reporting period, the Bloomberg Barclays U.S. High Yield — 2% Issuer Cap Indexvi returned -2.08%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii, returned -4.61% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically adjusted the portfolio’s duration throughout the period and ended the reporting period with a slightly reduced long position versus that of the benchmark. From a yield curve positioning perspective, we increased the Portfolio’s allocations to the two- and five-year portions of the curve and pared its exposure to the 20+ year part of the curve during the first half of the reporting period as the curve flattened. We then trimmed the Portfolio’s allocation to the five-year portion of the curve and increased its exposure to the 20+ year part of the curve in the fourth quarter of 2018 as the curve steepened. The Portfolio’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)viii was tactically adjusted during the reporting period. In particular, we reduced the Portfolio’s TIPS exposure during the first quarter of 2018 when breakeven inflation rates rose, and then added back some exposure in December 2018 when breakeven inflation rates declined. The Portfolio’s allocation to investment-grade corporate bonds was increased — largely in December 2018 — as their spreads widened, and we felt that the economic recovery would continue and growth would stabilize, albeit at a lower level in 2019. Within structured products, we added to the Portfolio’s agency mortgage-backed security (“MBS”) exposure as their spreads widened and pared the allocation to commercial mortgage-backed securities (“CMBS”) in September and October 2018 as their spreads reached post credit-crisis tight levels. The Portfolio’s allocation to bank loans was reduced as their spreads tightened throughout most of the reporting period, and we wanted to upgrade the credit quality and liquidity of our corporate credit holdings. Finally, we added to select emerging market currencies (i.e. the Mexican peso and Brazilian real) as their valuations became more compelling.

2	Western Asset Core Plus VIT Portfolio 2018 Annual Report

The Portfolio used U.S. Treasury futures, options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage its duration and yield curve exposure. The use of these instruments in total detracted from performance. Credit default swaps (“CDS”), which were used to manage the Portfolio’s exposure to individual credits, in aggregate did not have a material impact on results. Finally, the use of currency forwards to hedge the Portfolio’s non-U.S. dollar currency exposure was negative for performance.

Performance review

For the twelve months ended December 31, 2018, Class I shares of Western Asset Core Plus VIT Portfolio1 returned -2.23%. The Portfolio’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 0.01%, for the same period. The Lipper Variable Core Plus Bond Funds Category Average2 returned -0.93% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio[1]:
Class I	0.68%	-2.23%
Class II	0.43%	-2.64%
Bloomberg Barclays U.S. Aggregate Index	1.65%	0.01%
Lipper Variable Core Plus Bond Funds Category Average[2]	0.82%	-0.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class I and Class II shares were 3.90% and 3.64%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.58% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds for the six-month period and among the 50 funds for the twelve-month period in the Portfolio’s Lipper category.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	3

Portfolio overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class I shares and 0.79% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was its non-U.S. dollar developed exposure. In particular, shorts to the euro and Australian dollar were rewarded as they both depreciated versus the U.S. dollar during the period.

The Portfolio’s structured product exposure, especially non-agency residential mortgage-backed securities (“RMBS”) and asset-backed securities (“ABS”) contributed to results. Their spreads generally tightened for most of the reporting period, before widening during the fourth quarter of 2018, and their spreads largely widened in 2018 as a whole. However, coupon payments were able to offset spread widening and they generated slightly positive excess returns for the reporting period as a whole.

Our tactical duration positioning was beneficial. In particular, having a long U.S. duration in the fourth quarter of 2018 was beneficial as rates moved lower across the curve. This was partially offset by a short duration in Germany.

Finally, a number of individual investment-grade corporate bonds performed well during the reporting period, including CVS Caremark and Williams Partners LP. Examples of strong high-yield corporate bond performers were the Portfolio’s overweights in Tom’s Shoes, Valeant Pharmaceuticals International Inc. and Bossier Casino.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period was its emerging markets debt exposure, as their spreads widened. Signs of moderating growth, monetary policy tightening in the U.S., rising rates and a generally strengthening U.S. dollar negatively impacted the asset class during the period. In addition, the Portfolio’s long positions in the Brazilian real and Russian ruble detracted from returns as they both depreciated against the U.S. dollar.

Elsewhere, the Portfolio’s allocations to investment-grade and high-yield corporate bonds detracted from performance as their spreads widened amid rising rates. Individual investment-grade corporate bonds that detracted from results included overweight positions in General Electric Co., Goldman Sachs Group Inc. and Wells Fargo & Co. Examples of weak high-yield corporate bond holdings were the Portfolio’s overweights in Academy Sports, Univision and Pactiv.

4	Western Asset Core Plus VIT Portfolio 2018 Annual Report

The Portfolio’s allocations to CMBS and agency MBS were headwinds for returns. Finally, yield curve positioning was a negative for results overall. While the yield curve flattened during the first half of the reporting period, it then steepened during the second half of 2018.

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, thereby reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 49 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top four sector holdings (as a percentage of net assets) as of December 31, 2018 were: Mortgage-Backed Securities (26.9%), U.S. Government & Agency Obligations (16.9%), Financials (13.0%), Collateralized Mortgage Obligations (10.9%) and Sovereign Bonds (7.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	5

Portfolio overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives such as swap contracts, forward foreign currency contracts, futures contracts and written options. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	0.68%	$1,000.00	$1,006.80	0.53%	$2.68	Class I	5.00%	$1,000.00	$1,022.53	0.53%	$2.70
Class II	0.43	1,000.00	1,004.30	0.78	3.94	Class II	5.00	1,000.00	1,021.27	0.78	3.97

8	Western Asset Core Plus VIT Portfolio 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/18	-2.23%	-2.64%
Five Years Ended 12/31/18	1.74	N/A
Ten Years Ended 12/31/18	10.36	N/A
Inception* through 12/31/18	—	1.40

Cumulative total returns[1]
Class I (12/31/08 through 12/31/18)	168.06%
Class II (Inception date of 5/1/15 through 12/31/18)	5.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

10	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg Barclays U.S. Aggregate Index† —December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. This index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Core Plus VIT	— Western Asset Core Plus VIT Portfolio

12	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Core Plus VIT	— Western Asset Core Plus VIT Portfolio

Western Asset Core Plus VIT Portfolio 2018 Annual Report	13

Schedule of investments

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.8%
Communication Services — 2.9%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Senior Notes	3.400%	5/15/25	40,000	$37,719
AT&T Inc., Senior Notes	4.350%	6/15/45	340,000	288,374
AT&T Inc., Senior Notes	4.750%	5/15/46	30,000	26,733
AT&T Inc., Senior Notes	4.500%	3/9/48	50,000	42,947
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000	182,443	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	190,750	(a)
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	200,000	192,449
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	200,000	187,524	(a)
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	39,503
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	59,000	57,333
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	10,000	10,025
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	154,000	154,938	(a)
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	260,000	271,633
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	70,000	69,053
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	10,673
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	170,000	159,964
Total Diversified Telecommunication Services				1,922,061
Entertainment — 0.0%
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	39,886
Media — 1.6%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	66,031
Altice France SA, Senior Secured Notes	7.375%	5/1/26	300,000	276,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	70,000	67,287	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	270,000	252,153	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	50,000	46,125	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	110,000	109,923
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	120,000	113,252
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	180,000	168,071
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	30,612
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	29,258
Comcast Corp., Senior Notes	3.950%	10/15/25	160,000	162,035
Comcast Corp., Senior Notes	3.150%	3/1/26	40,000	38,309
Comcast Corp., Senior Notes	4.150%	10/15/28	480,000	487,981

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	4.250%	10/15/30	150,000	$151,903
Comcast Corp., Senior Notes	3.900%	3/1/38	80,000	74,202
Comcast Corp., Senior Notes	4.700%	10/15/48	30,000	30,399
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	148,224
DISH DBS Corp., Senior Notes	7.875%	9/1/19	70,000	71,596
DISH DBS Corp., Senior Notes	5.875%	11/15/24	100,000	80,875
DISH DBS Corp., Senior Notes	7.750%	7/1/26	20,000	16,600
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	290,000	278,882	(a)
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	200,000	205,798
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	10,870
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	86,213
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	100,000	88,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	200,000	184,000	(a)
Warner Media LLC, Senior Notes	4.750%	3/29/21	20,000	20,515
Warner Media LLC, Senior Notes	6.250%	3/29/41	60,000	64,974
Total Media				3,360,088
Wireless Telecommunication Services — 0.4%
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	123,300	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	120,000	120,300
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	430,000	417,923
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	210,000	197,869
Total Wireless Telecommunication Services				859,392
Total Communication Services				6,181,427
Consumer Discretionary — 1.7%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	33,000	32,752
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	160,000	149,106	(a)
Total Auto Components				181,858
Automobiles — 0.6%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	20,000	19,180	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	70,000	54,155
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	200,000	194,045
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	50,000	48,585
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	992,548
Total Automobiles				1,308,513
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	60,000	55,350	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Bossier Casino Venture Holdco Inc., Senior Secured Notes (14.000% PIK)	14.000%	2/9/23	389,605	$389,605	(a)(b)(c)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	11/1/23	130,000	132,269
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	30,000	28,875	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	10,000	9,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	220,000	207,075
McDonald’s Corp., Senior Notes	3.700%	1/30/26	230,000	225,814
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	129,000	128,355	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	200,000	198,324	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	74,200	(a)
Total Hotels, Restaurants & Leisure				1,449,367
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	50,000	47,375
Lennar Corp., Senior Notes	5.250%	6/1/26	10,000	9,463
Lennar Corp., Senior Notes	5.000%	6/15/27	20,000	18,325
Lennar Corp., Senior Notes	4.750%	11/29/27	50,000	45,312
Newell Brands Inc., Senior Notes	3.850%	4/1/23	70,000	69,041
Newell Brands Inc., Senior Notes	4.200%	4/1/26	60,000	58,693
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	40,000	37,700
Total Household Durables				285,909
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	125,653
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	58,059
Amazon.com Inc., Senior Notes	4.950%	12/5/44	120,000	133,335
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	88,160
Total Internet & Direct Marketing Retail				405,207
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	10,000	9,425	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	50,000	45,313	(a)
Total Textiles, Apparel & Luxury Goods				54,738
Total Consumer Discretionary				3,685,592
Consumer Staples — 1.8%
Beverages — 0.6%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	74,000	72,808
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	120,000	116,792
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	260,000	246,069	(a)
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	290,000	269,524	(a)

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	160,000	$152,894
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	10,000	9,792
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	180,000	172,505
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	90,000	93,362
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	60,000	56,775	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	150,000	164,246	(a)
Total Beverages				1,354,767
Food & Staples Retailing — 0.2%
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	80,000	75,392
Walmart, Inc., Senior Notes	3.700%	6/26/28	220,000	223,546
Total Food & Staples Retailing				298,938
Food Products — 0.3%
Danone SA, Senior Notes	2.589%	11/2/23	420,000	399,737	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	10,000	10,051	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	40,000	38,765
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	30,000	26,806
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	65,874
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	110,000	100,862
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	67,550	(a)
Total Food Products				709,645
Tobacco — 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	120,000	124,042
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	124,902
BAT Capital Corp., Senior Notes	3.557%	8/15/27	480,000	426,889
BAT Capital Corp., Senior Notes	4.540%	8/15/47	180,000	143,804
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	190,000	187,737
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	29,639
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	190,000	183,183
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	134,627
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	9,516
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	11,931
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	74,563
Total Tobacco				1,450,833
Total Consumer Staples				3,814,183
Energy — 4.0%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	110,000	106,748
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	19,694

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	$9,854
Total Energy Equipment & Services				136,296
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	32,000	32,781
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	10,000	10,488
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	120,000	129,949
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	72,542
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	33,234
Apache Corp., Senior Notes	4.375%	10/15/28	130,000	121,657
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	154,459
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	72,719
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	190,000	187,385
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	40,000	39,680
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	190,000	186,524
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	70,000	66,346
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	70,000	64,400
Chevron Corp., Senior Notes	2.954%	5/16/26	160,000	154,179
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	80,000	74,365
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	490,000	475,437
Concho Resources Inc., Senior Notes	3.750%	10/1/27	20,000	18,862
Concho Resources Inc., Senior Notes	4.300%	8/15/28	90,000	88,210
Continental Resources Inc., Senior Notes	3.800%	6/1/24	30,000	28,434
Continental Resources Inc., Senior Notes	4.375%	1/15/28	40,000	37,699
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	58,513
Devon Energy Corp., Senior Notes	5.850%	12/15/25	140,000	148,695
Devon Energy Corp., Senior Notes	5.600%	7/15/41	10,000	9,512
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	159,110
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	40,000	39,100
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	170,635
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	30,000	29,407
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	170,000	169,481
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	30,837
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	90,000	87,885
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	40,705
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	197,152	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	220,000	245,552
Kerr-McGee Corp., Senior Notes	7.875%	9/15/31	70,000	84,005
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	40,000	39,898

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	70,000	$68,141
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	9,952
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	30,000	29,417
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	71,975
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	70,000	68,793
MPLX LP, Senior Notes	4.000%	3/15/28	180,000	169,024
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	9,995
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	105,124
MPLX LP, Senior Notes	4.700%	4/15/48	210,000	183,063
MPLX LP, Senior Notes	5.500%	2/15/49	80,000	78,098
Noble Energy Inc., Senior Notes	4.150%	12/15/21	150,000	150,800
Noble Energy Inc., Senior Notes	3.850%	1/15/28	100,000	90,581
Noble Energy Inc., Senior Notes	4.950%	8/15/47	50,000	43,414
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	105,000	99,225
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	88,140
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	57,008
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	69,656
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	39,009
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	90,000	84,161
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	47,905
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	644,000	616,630
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	442,685
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	170,000	157,675
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	80,752
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	243,625
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	132,562
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	114,896
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	50,000	49,590	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	30,000	29,656	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	230,424
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	10,418
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	164,450
Shell International Finance BV, Senior Notes	4.000%	5/10/46	130,000	125,844
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	63,735
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	30,000	27,863
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	30,000	29,325	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	10,000	$9,425
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	130,000	157,369
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	20,000	17,250
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	50,000	51,009
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	110,000	120,271
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	50,000	48,839
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	35,930
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	240,000	291,131
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	9,775
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	73,500
Total Oil, Gas & Consumable Fuels				8,457,947
Total Energy				8,594,243
Financials — 12.7%
Banks — 9.4%
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	194,522
Banco Santander SA, Senior Notes	4.379%	4/12/28	400,000	374,188
Bank of America Corp., Senior Notes	2.600%	1/15/19	5,000	4,999
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	88,687
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	144,488
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	393,000	382,211	(e)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,061,000	992,261	(e)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	187,810	(e)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	123,416	(e)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	420,000	375,022	(e)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	126,740
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	39,604
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	260,000	253,124
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year Swap Rate + 1.432%)	3.803%	12/15/32	30,000	27,818	(e)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,048,506
BNP Paribas SA, Senior Notes	4.400%	8/14/28	410,000	400,952	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	194,458	(a)
CIT Group Inc., Senior Notes	4.750%	2/16/24	80,000	77,100

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
CIT Group Inc., Senior Notes	5.250%	3/7/25	60,000	$58,800
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	70,000	63,437	(e)(f)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	50,000	46,188	(e)(f)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	51,480
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	141,766
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	19,655
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	9,795
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	77,056
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	700,000	675,394
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	159,721
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	13,001
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	64,951
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	170,000	159,171	(a)
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	455,000	471,494	(a)(e)(f)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	390,000	395,864
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	245,887
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	680,000	698,700	(a)(e)(f)
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year Swap Rate + 1.644%)	4.000%	1/10/33	250,000	229,360	(a)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	200,000	187,750	(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	250,000	233,125	(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	200,000	182,000	(e)(f)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	279,361
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	266,577
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	402,828
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	400,000	396,947	(e)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	185,074	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	185,441	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,070,000	971,495	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	350,000	356,398
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	40,000	39,448

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	400,000	$379,196	(e)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	320,000	322,761	(e)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	140,000	139,738	(e)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	60,000	61,102	(e)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	59,083
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	140,000	136,824
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	49,309
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	172,785
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	190,091
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	178,233	(e)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	203,038
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	100,000	109,564
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	530,000	539,356	(a)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	100,000	98,490
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	110,000	110,025
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	196,442	(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	131,713
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	630,000	611,536
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	69,405
Santander UK PLC, Senior Notes	2.375%	3/16/20	60,000	59,355
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	340,000	341,364	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	290,000	280,957
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	249,949
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	130,000	130,578
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	300,000	292,746	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000	296,116	(a)
US Bank NA, Senior Notes	3.150%	4/26/21	250,000	250,311
Wachovia Capital Trust III Ltd., Gtd. (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/7/19	320,000	289,840	(e)(f)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	176,068
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	48,873
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	560,000	551,828
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	320,000	301,909

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	$293,169
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	36,777
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	270,000	260,560
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	20,000	19,772
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	110,000	108,626
Total Banks				20,051,559
Capital Markets — 1.5%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000	247,901
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	330,000	326,878
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000	49,527
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000	311,540
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	39,131
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	180,248
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000	92,459
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	114,271
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	170,000	162,108
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	280,000	260,501	(e)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	140,000	130,858	(e)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	260,000	250,696	(e)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	200,000	191,692
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	214,921
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	250,000	234,274
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	380,000	363,987	(e)
Total Capital Markets				3,170,992
Consumer Finance — 0.1%
American Express Credit Corp., Senior Notes	2.375%	5/26/20	110,000	108,868
Navient Corp., Senior Notes	8.000%	3/25/20	60,000	61,116
Total Consumer Finance				169,984
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, Senior Notes	4.500%	5/15/21	220,000	220,758
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000	152,455
DAE Funding LLC, Senior Notes	5.750%	11/15/23	70,000	69,475	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		$195,029
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	40,000		40,358
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		96,864
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000		100,125
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000		31,449
Magnolia Finance X Ltd., 2015-3GNA A1 (3 mo. GBP LIBOR + 2.483%)	3.242%	3/12/20	1,188,200	GBP	1,476,617	(a)(c)(e)
Magnolia Finance X Ltd., 2015-3GNA A2 (3 mo. GBP LIBOR + 3.750%)	4.509%	3/12/20	357,426	GBP	444,186	(a)(c)(e)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	30,000		29,138	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	60,000		58,050	(a)
Total Diversified Financial Services					2,914,504
Insurance — 0.3%
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000		124,646
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000		39,438
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	40,000		39,624	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000		10,421	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	530,000		550,785	(a)
Total Insurance					764,914
Total Financials					27,071,953
Health Care — 3.1%
Biotechnology — 0.3%
AbbVie Inc., Senior Notes	3.600%	5/14/25	90,000		86,448
Amgen Inc., Senior Notes	2.125%	5/1/20	20,000		19,740
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000		27,434
Celgene Corp., Senior Notes	2.250%	8/15/21	100,000		97,008
Celgene Corp., Senior Notes	5.000%	8/15/45	110,000		102,075
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	30,000		29,764
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000		49,379
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	100,000		98,112
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000		99,435
Total Biotechnology					609,395
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	56,000		55,399
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000		83,764

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
Abbott Laboratories, Senior Notes	4.900%	11/30/46	80,000	$84,300
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	200,000	192,331
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	31,000	29,985
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	10,000	9,394
Medtronic Inc., Senior Notes	3.500%	3/15/25	210,000	209,344
Total Health Care Equipment & Supplies				664,517
Health Care Providers & Services — 2.0%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	28,560
Anthem Inc., Senior Notes	2.950%	12/1/22	160,000	156,181
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	48,774
Anthem Inc., Senior Notes	3.650%	12/1/27	170,000	162,727
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	60,000	57,847
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	70,000	65,815
Centene Corp., Senior Notes	5.625%	2/15/21	40,000	40,200
Centene Corp., Senior Notes	4.750%	5/15/22	70,000	69,388
Centene Corp., Senior Notes	6.125%	2/15/24	70,000	71,837
Centene Corp., Senior Notes	5.375%	6/1/26	40,000	39,000	(a)
Cigna Corp., Senior Notes	3.400%	9/17/21	90,000	89,853	(a)
Cigna Corp., Senior Notes	3.750%	7/15/23	230,000	229,471	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	70,000	70,005	(a)
Cigna Corp., Senior Notes	4.375%	10/15/28	160,000	161,205	(a)
CVS Health Corp., Senior Notes	3.350%	3/9/21	80,000	79,813
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	57,797
CVS Health Corp., Senior Notes	3.700%	3/9/23	350,000	346,586
CVS Health Corp., Senior Notes	4.100%	3/25/25	130,000	128,878
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	156,143
CVS Health Corp., Senior Notes	4.300%	3/25/28	870,000	852,121
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	146,533
HCA Inc., Senior Notes	5.375%	9/1/26	80,000	78,000
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	96,750
HCA Inc., Senior Secured Notes	5.250%	4/15/25	30,000	29,925
HCA Inc., Senior Secured Notes	5.250%	6/15/26	30,000	29,850
HCA Inc., Senior Secured Notes	4.500%	2/15/27	40,000	37,900
HCA Inc., Senior Secured Notes	5.500%	6/15/47	70,000	66,500
Humana Inc., Senior Notes	3.950%	3/15/27	390,000	381,684
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	70,000	67,165	(a)
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	170,000	166,690

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	100,000	$99,665
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	60,000	59,831
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	100,000	101,314
Total Health Care Providers & Services				4,274,008
Pharmaceuticals — 0.5%
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	240,000	234,614
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	60,000	57,076
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	20,000	19,055
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	32,000	31,540	(a)
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	60,000	55,125	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	90,000	78,750	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	70,000	69,912	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	90,000	91,125	(a)
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	60,000	58,155
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	18,962
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	30,000	26,555
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	50,000	47,404
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	50,000	49,349
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	300,000	275,931
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	10,000	8,621
Valeant Pharmaceuticals International, Senior Notes	8.500%	1/31/27	10,000	9,725	(a)
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	12,014
Total Pharmaceuticals				1,143,913
Total Health Care				6,691,833
Industrials — 1.8%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	163,462
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	9,921
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	110,000	109,320
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	31,047
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	150,000	142,527
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	280,000	261,743
United Technologies Corp., Senior Notes	3.950%	8/16/25	150,000	149,053
United Technologies Corp., Senior Notes	4.125%	11/16/28	150,000	148,904
United Technologies Corp., Senior Notes	4.500%	6/1/42	40,000	37,923
Total Aerospace & Defense				1,053,900

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — 0.0%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	50,000	$48,673
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	30,000	28,607
Total Air Freight & Logistics				77,280
Airlines — 0.1%
Delta Air Lines 2007-1 Class A Pass-Through Trust	6.821%	8/10/22	31,073	33,363	(c)
Delta Air Lines 2012-1 Class B Pass-Through Trust	6.875%	5/7/19	14,035	14,218	(a)
United Airlines 2013-1 Class B Pass-Through Trust	5.375%	8/15/21	25,323	25,995
United Airlines 2014-1 Class B Pass Through Trust	4.750%	4/11/22	61,168	61,551
United Airlines 2014-2 Class B Pass Through Trust	4.625%	9/3/22	50,302	50,098
Total Airlines				185,225
Commercial Services & Supplies — 0.3%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	177,192
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	240,000	234,811
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	120,000	115,950
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	30,000	29,625
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	17,600
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	20,003
Total Commercial Services & Supplies				595,181
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	270,000	262,837
Eaton Corp., Senior Notes	4.150%	11/2/42	30,000	28,267
Total Electrical Equipment				291,104
Industrial Conglomerates — 0.4%
General Electric Co., Senior Notes	5.500%	1/8/20	10,000	10,120
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	22,080
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	28,763
General Electric Co., Senior Notes	6.875%	1/10/39	551,000	577,660
General Electric Co., Senior Notes	4.500%	3/11/44	170,000	139,128
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	20,035
Total Industrial Conglomerates				797,786
Machinery — 0.0%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	30,000	28,912	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	50,000	44,750	(a)
Total Machinery				73,662
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	70,000	70,764
Union Pacific Corp., Senior Notes	3.950%	9/10/28	240,000	240,152

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	27

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Union Pacific Corp., Senior Notes	4.500%	9/10/48	220,000	$217,811
Total Road & Rail				528,727
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	40,000	35,300	(a)
Transportation Infrastructure — 0.1%
DP World Ltd., Senior Notes	5.625%	9/25/48	220,000	207,680	(a)
Total Industrials				3,845,845
Information Technology — 1.6%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	30,972
IT Services — 0.3%
First Data Corp., Senior Secured Notes	5.375%	8/15/23	180,000	177,300	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	210,000	206,556
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	134,674
Total IT Services				518,530
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	90,000	81,358
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	10,000	8,986
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	40,383
Total Semiconductors & Semiconductor Equipment				130,727
Software — 0.7%
Microsoft Corp., Senior Notes	1.550%	8/8/21	150,000	145,775
Microsoft Corp., Senior Notes	2.400%	2/6/22	210,000	207,673
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	198,254
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	67,950
Microsoft Corp., Senior Notes	2.400%	8/8/26	300,000	279,991
Microsoft Corp., Senior Notes	3.300%	2/6/27	370,000	366,873
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	9,437
Microsoft Corp., Senior Notes	3.750%	2/12/45	110,000	106,680
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	48,925
salesforce.com Inc., Senior Notes	3.250%	4/11/23	110,000	110,630
salesforce.com Inc., Senior Notes	3.700%	4/11/28	30,000	30,193
Total Software				1,572,381
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.000%	11/13/20	110,000	108,581
Apple Inc., Senior Notes	1.550%	8/4/21	80,000	77,597
Apple Inc., Senior Notes	2.450%	8/4/26	200,000	185,035
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	70,000	71,279	(a)

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	700,000	$698,002	(a)
Total Technology Hardware, Storage & Peripherals				1,140,494
Total Information Technology				3,393,104
Materials — 1.1%
Chemicals — 0.1%
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	200,000	197,375	(a)
Containers & Packaging — 0.1%
Berry Global Inc., Secured Notes	4.500%	2/15/26	20,000	18,350	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	250,000	248,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	10,000	9,537	(a)
Total Containers & Packaging				276,637
Metals & Mining — 0.9%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000	204,000	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	283,826	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	230,000	242,960
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	185,981
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	120,000	117,150
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	9,262
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	20,000	15,325
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	30,000	29,734	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	70,000	68,797	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	129,316	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	90,000	82,075	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	298,333	1,130	*(a)(g)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	390,000	371,892
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	171,126
Total Metals & Mining				1,912,574
Total Materials				2,386,586
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	5.625%	5/1/24	20,000	19,875
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	330,000	328,019	(a)
Total Real Estate				347,894

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	29

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.9%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	147,000	$176,258
Duke Energy Carolinas LLC	5.300%	2/15/40	160,000	182,365
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	320,000	325,414
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	200,000	194,189
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	340,000	430,558
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	150,000	150,338
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	90,000	86,209
Pacific Gas & Electric Co., Senior Notes	6.050%	3/1/34	310,000	288,614
Total Electric Utilities				1,833,945
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp., Senior Notes	5.500%	4/15/25	120,000	119,700
Total Utilities				1,953,645
Total Corporate Bonds & Notes (Cost — $70,650,502)				67,966,305
Mortgage-Backed Securities — 26.9%
FHLMC — 7.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	1,670,711	1,737,897
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41-1/1/49	2,165,898	2,276,670
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,006,295	1,012,187
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	4,490,020	4,609,370
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	10/1/46-5/1/47	4,135,511	4,041,020
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/1/49	2,400,000	2,446,828	(h)
Total FHLMC				16,123,972
FNMA — 11.9%
Federal National Mortgage Association (FNMA)	3.820%	1/1/29	490,000	501,255	(b)(c)
Federal National Mortgage Association (FNMA)	3.830%	1/1/29	490,000	500,413	(b)(c)
Federal National Mortgage Association (FNMA)	3.500%	1/1/34-1/1/49	2,700,000	2,714,362	(h)
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	2,360,373	2,428,405
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-3/1/57	1,587,791	1,587,087
Federal National Mortgage Association (FNMA)	3.000%	8/1/46-4/1/47	5,961,063	5,822,605
Federal National Mortgage Association (FNMA)	4.500%	5/1/47-9/1/57	2,199,973	2,284,380
Federal National Mortgage Association (FNMA)	5.000%	10/1/48-11/1/48	1,373,678	1,441,768
Federal National Mortgage Association (FNMA)	3.000%	1/1/49	600,000	584,869	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/1/49	2,350,000	2,395,715	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/1/49	4,800,000	4,971,094	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/1/49	200,000	209,516	(h)
Total FNMA				25,441,469

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — 7.4%
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-8/20/47	2,176,735	$2,238,584
Government National Mortgage Association (GNMA) II	3.000%	9/20/47-4/20/48	959,778	945,704
Government National Mortgage Association (GNMA) II	3.500%	10/20/47-11/20/47	2,519,505	2,538,264
Government National Mortgage Association (GNMA) II	4.500%	6/20/48-9/20/48	1,078,444	1,117,512
Government National Mortgage Association (GNMA) II	5.000%	8/20/48-11/20/48	792,338	826,486
Government National Mortgage Association (GNMA) II	3.500%	1/20/49	100,000	100,625	(h)
Government National Mortgage Association (GNMA) II	4.500%	1/20/49	3,840,000	3,974,025	(h)
Government National Mortgage Association (GNMA) II	5.000%	1/20/49-2/20/49	4,000,000	4,163,484	(h)
Total GNMA				15,904,684
Total Mortgage-Backed Securities (Cost — $58,165,935)				57,470,125
U.S. Government & Agency Obligations — 16.9%
U.S. Government Agencies — 0.0%
Federal Home Loan Bank (FHLB)	2.125%	2/11/20	100,000	99,542
U.S. Government Obligations — 16.9%
U.S. Treasury Bonds	3.750%	11/15/43	6,770,000	7,648,249
U.S. Treasury Bonds	2.500%	2/15/45	130,000	117,856
U.S. Treasury Bonds	2.875%	8/15/45	1,850,000	1,802,449
U.S. Treasury Bonds	3.000%	5/15/47	3,780,000	3,764,939
U.S. Treasury Bonds	2.750%	8/15/47	1,490,000	1,411,600
U.S. Treasury Bonds	2.750%	11/15/47	2,620,000	2,479,994
U.S. Treasury Bonds	3.000%	2/15/48	1,230,000	1,223,826
U.S. Treasury Bonds	3.125%	5/15/48	1,460,000	1,488,145
U.S. Treasury Bonds	3.000%	8/15/48	940,000	935,832
U.S. Treasury Bonds	3.375%	11/15/48	1,680,000	1,796,977
U.S. Treasury Notes	2.875%	10/15/21	2,540,000	2,567,186	(r)
U.S. Treasury Notes	2.125%	7/31/24	910,000	890,449
U.S. Treasury Notes	2.875%	4/30/25	1,660,000	1,689,212
U.S. Treasury Notes	2.875%	5/31/25	2,010,000	2,045,136
U.S. Treasury Notes	2.875%	7/31/25	2,280,000	2,320,479
U.S. Treasury Notes	2.750%	8/31/25	1,580,000	1,595,800
U.S. Treasury Notes	2.250%	11/15/25	2,280,000	2,230,303
U.S. Treasury Notes	2.875%	5/15/28	81,000	82,261
Total U.S. Government Obligations				36,090,693
Total U.S. Government & Agency Obligations (Cost — $36,178,622)				36,190,235

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	31

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — 10.9%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E	4.125%	12/15/31	260,000	$251,307	(a)(e)
Banc of America Funding Trust, 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	2.455%	8/27/36	176,185	176,004	(a)(e)
Banc of America Funding Trust, 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	2.455%	8/27/36	780,000	761,731	(a)(e)
Bank, 2017-BNK5 A5	3.390%	6/15/60	640,000	627,903
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	185,957
Bank, 2017-BNK7 XA, IO	0.816%	9/15/60	3,263,289	163,664	(e)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.465%	5/28/36	1,098,087	1,090,434	(a)(e)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	348,438	(a)(e)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-2A B1	2.795%	5/25/35	208,968	160,913	(a)(e)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	2.756%	8/25/35	736,651	729,061	(a)(e)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.806%	8/25/35	803,793	799,500	(a)(e)
Cold Storage Trust, 2017-ICE3 B (1 mo. USD LIBOR + 1.250%)	3.705%	4/15/36	200,000	196,353	(a)(e)
Credit Suisse Mortgage Capital Certificates, 2018- PLUM A (1 mo. LIBOR + 3.231%)	5.687%	8/15/20	400,000	400,484	(a)(e)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	8.075%	7/15/32	800,000	786,512	(a)(e)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	1,960,917	1,903,344	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. LIBOR + 6.430%)	3.975%	2/15/37	3,070,817	450,803	(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4 IO	1.642%	2/15/38	66,126	4,290	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	5.406%	7/25/28	916,907	933,147	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.956%	10/25/29	460,000	487,501	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	7.106%	12/25/42	670,000	685,995	(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	6.756%	1/25/31	200,000	191,997	(e)
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	4.134%	12/25/36	2,630,661	434,374	(e)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	1.342%	8/25/55	559,334	26,821	(e)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.594%	9/25/46	906,768	122,979	(e)

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	514,796	$506,142	(a)(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,570,000	937,125	(e)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	3.580%	3/20/42	810,878	112,962	(e)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.145%	4/16/42	450,222	89,885	(e)
Government National Mortgage Association (GNMA), 2013-101 IO	0.608%	10/16/54	6,184,374	188,612	(e)
Government National Mortgage Association (GNMA), 2014-186 IO	0.757%	8/16/54	2,642,753	118,764	(e)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	308,392	61,223
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. LIBOR + 6.100%)	3.645%	10/16/46	416,447	77,938	(e)
Government National Mortgage Association (GNMA), 2016-84 IG, IO	4.500%	11/16/45	2,255,422	485,069
Government National Mortgage Association (GNMA), 2018-108 A	3.250%	5/16/59	89,728	89,134	(e)
Government National Mortgage Association (GNMA), 2018-118 AC	3.200%	5/16/49	149,371	147,746
Government National Mortgage Association (GNMA), 2018-123 AH	3.250%	9/16/52	39,875	39,516
Government National Mortgage Association (GNMA), 2018-99 A	3.200%	1/16/52	29,823	29,603
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. LIBOR + 1.300%)	3.755%	9/15/31	530,000	531,773	(a)(e)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. LIBOR + 2.500%)	4.955%	9/15/31	530,000	531,765	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000	260,605	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	6.205%	5/15/28	200,000	197,115	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000	190,374
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	1,039,219	1,031,341	(a)(e)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	396,374	389,920	(a)(e)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	1,341,556	1,315,856	(a)(e)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	5,610	5,639
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.153%	12/12/49	197,914	152,156	(e)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	3.305%	11/15/34	300,000	299,236	(a)(e)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	33

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (i) — continued
Morgan Stanley Resecuritization Trust, 2015-R3 7A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	2.823%	4/26/47	335,582		$330,485	(a)(e)
Morgan Stanley Resecuritization Trust, 2015-R3 7A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	2.823%	4/26/47	730,000		713,552	(a)(e)
Morgan Stanley Resecuritization Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	2.835%	4/26/47	219,334		219,121	(a)(e)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	964,463		971,855	(a)(e)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	4.669%	7/26/37	269,884		270,906	(a)(e)
Towd Point Mortgage Funding Trust, 2016-V1X A2 (3 mo. GBP LIBOR + 1.200%)	2.089%	2/20/54	645,733	GBP	824,301	(a)(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5, A	4.104%	9/14/22	125,537		126,238	(a)(e)
Wells Fargo Commercial Mortgage Trust, 2017-RB1, XA	1.280%	3/15/50	2,206,706		178,459	(e)
Total Collateralized Mortgage Obligations (Cost — $25,456,334)					23,343,928
Sovereign Bonds — 7.1%
Argentina — 0.6%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	750,000	ARS	21,312	(e)
Argentine Bonos del Tesoro	18.200%	10/3/21	9,410,000	ARS	192,273
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	350,000		296,625
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	460,000		370,012
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	370,000		259,463
Argentine Republic Government International Bond, Senior Notes	2.500%	12/31/38	50,000		27,588	(e)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		129,600	(a)
Total Argentina					1,296,873
Brazil — 1.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	2,228,000	BRL	601,287
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	5,048,000	BRL	1,364,557
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	276,000	BRL	74,451
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		192,652
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	710,000		622,411
Total Brazil					2,855,358

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
China — 0.6%
China Government Bond, Senior Notes	3.390%	5/21/25	1,500,000	CNY	$214,266	(j)
China Government Bond, Senior Notes	3.310%	11/30/25	7,500,000	CNY	1,064,570	(j)
Total China					1,278,836
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		248,040
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	200,000		163,375	(a)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	200,000		190,069	(a)
Indonesia — 0.4%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	390,000		386,812	(j)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	260,000		241,099
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	300,000		274,537
Total Indonesia					902,448
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		188,495	(j)
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	670,000		668,105	(a)
Mexico — 2.1%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	108,195
Mexican Bonos, Bonds	8.000%	11/7/47	37,020,000	MXN	1,703,141
Mexican Bonos, Senior Notes	7.750%	11/13/42	55,940,000	MXN	2,516,307
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	230,000		204,844
Total Mexico					4,532,487
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		177,444	(a)
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	20,000		25,350
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		141,180
Total Peru					166,530
Poland — 0.2%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	320,000		328,074
Russia — 0.9%
Russian Federal Bond — OFZ, Bonds	7.000%	1/25/23	12,270,000	RUB	169,078
Russian Federal Bond — OFZ, Bonds	7.000%	8/16/23	53,550,000	RUB	732,046
Russian Federal Bond — OFZ, Bonds	8.150%	2/3/27	7,520,000	RUB	105,820

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	35

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	67,452,000	RUB	$880,918
Total Russia					1,887,862
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	260,000		252,868	(a)
Total Sovereign Bonds (Cost — $17,464,508)					15,136,864
Senior Loans — 2.4%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.0%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.754%	2/22/24	120,000		113,700	(e)(k)(l)
Media — 0.4%
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.530%	4/30/25	65,050		62,545	(e)(k)(l)
Numericable U.S. LLC, Term Loan B12 (1 mo. USD LIBOR + 3.688%)	6.143%	1/31/26	141,961		131,890	(e)(k)(l)
Univision Communications Inc., 2017 Term Loan (1 mo. USD LIBOR + 2.750%)	5.272%	3/15/24	298,777		271,588	(e)(k)(l)
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.500%)	4.955%	1/15/26	94,582		90,267	(e)(k)(l)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.955%	4/15/25	230,000		217,494	(e)(k)(l)
Total Media					773,784
Wireless Telecommunication Services — 0.0%
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.500%)	5.063%	2/2/24	5,924		5,673	(e)(k)(l)
Total Communication Services					893,157
Consumer Discretionary — 0.9%
Auto Components — 0.0%
American Axle & Manufacturing Inc., Term Loan B	4.740-4.760%	4/6/24	97,313		92,666	(e)(k)(l)
Commercial Services & Supplies — 0.0%
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	6.130%	12/6/25	30,000		29,813	(c)(e)(k)(l)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	5.272%	5/2/22	105,670		101,575	(e)(k)(l)
Hotels, Restaurants & Leisure — 0.5%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. USD LIBOR + 2.250%)	4.772%	2/16/24	86,651		82,678	(e)(k)(l)

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Boyd Gaming Corp., Term Loan B (1 week USD LIBOR + 2.250%)	4.666%	9/15/23	126,126	$120,766	(e)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	5.272%	12/23/24	309,235	296,866	(e)(k)(l)
Golden Nugget Inc., Term Loan B (3 mo. USD LIBOR + 2.750%)	5.186-5.277%	10/4/23	100,818	96,583	(e)(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	4.256%	10/25/23	138,276	133,437	(e)(k)(l)
Scientific Games International Inc., Term Loan B5	5.245-5.272%	8/14/24	176,391	166,072	(e)(k)(l)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. USD LIBOR + 1.750%)	4.272%	5/30/25	249,375	240,335	(e)(k)(l)
Total Hotels, Restaurants & Leisure				1,136,737
Specialty Retail — 0.3%
Academy Ltd., Term Loan (1 mo. USD LIBOR + 4.000%)	6.349%	7/1/22	285,705	192,494	(e)(k)(l)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	5.129-5.272%	11/8/23	215,600	195,522	(e)(k)(l)
Michaels Stores Inc., 2018 Term Loan B (1 mo. USD LIBOR + 2.500%)	4.970-5.022%	1/30/23	116,878	112,301	(e)(k)(l)
Party City Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	5.030%	8/19/22	33,171	32,234	(e)(k)(l)
Total Specialty Retail				532,551
Total Consumer Discretionary				1,893,342
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertson’s LLC, 2018 Term Loan B7 (1 mo. USD LIBOR + 3.000%)	5.522%	11/17/25	122,032	115,472	(e)(k)(l)
Food Products — 0.0%
Post Holdings Inc., Term Loan A (1 mo. USD LIBOR + 2.000%)	4.510%	5/24/24	90,138	87,321	(e)(k)(l)
Total Consumer Staples				202,793
Energy — 0.0%
Electric Utilities — 0.0%
Vistra Operations Co. LLC, 2016 Term Loan B2	—	12/14/23	9,975	9,650	(m)
Vistra Operations Co. LLC, 2018 Term Loan	—	12/1/25	9,975	9,651	(m)
Vistra Operations Co. LLC, Term Loan B1	—	8/4/23	19,949	19,211	(m)
Total Energy				38,512
Financials — 0.0%
Capital Markets — 0.0%
RPI Finance Trust, Term Loan B6 (1 mo. USD LIBOR + 2.000%)	4.522%	3/27/23	97,076	94,245	(e)(k)(l)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	37

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.750%)	6.272%	10/10/25	190,000	$177,914	(e)(k)(l)
Health Care Providers & Services — 0.2%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	5.022%	8/18/22	129,837	123,651	(e)(k)(l)
LifePoint Health Inc., First Lien Term Loan B	—	11/14/25	100,000	94,917	(m)
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.750%)	5.553%	6/7/23	145,823	137,912	(e)(k)(l)
Total Health Care Providers & Services				356,480
Health Care Technology — 0.0%
Change Healthcare Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	5.272%	3/1/24	52,476	49,995	(e)(k)(l)
Pharmaceuticals — 0.0%
Bausch Health Cos. Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	5.379%	6/2/25	75,904	72,868	(e)(k)(l)
Catalent Pharma Solutions Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	4.772%	5/20/24	37,645	36,657	(e)(k)(l)
Total Pharmaceuticals				109,525
Total Health Care				693,914
Industrials — 0.2%
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Term Loan (3 mo. USD LIBOR + 2.000%)	4.509%	2/24/25	98,968	95,133	(e)(k)(l)
Building Products — 0.0%
Quikrete Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.750%)	5.272%	11/15/23	76,667	73,169	(e)(k)(l)
Commercial Services & Supplies — 0.0%
ServiceMaster Co. LLC, Term Loan C (1 mo. USD LIBOR + 2.500%)	5.022%	11/8/23	21,768	21,360	(e)(k)(l)
Professional Services — 0.0%
Trans Union LLC, 2017 Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.522%	4/9/23	81,619	78,824	(e)(k)(l)
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	4.682%	1/2/25	159,494	152,117	(e)(k)(l)
BrightView Landscapes LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	5.000-5.063%	8/15/25	59,700	57,163	(c)(e)(k)(l)
Total Trading Companies & Distributors				209,280
Total Industrials				477,766

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., 2024 Term Loan A (1 mo. USD LIBOR + 2.000%)	4.504%	4/26/24	91,876	$88,029	(e)(k)(l)
Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2018 Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.272%	3/31/23	40,912	39,594	(e)(k)(l)
Software — 0.1%
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.530%	9/7/23	137,524	132,434	(e)(k)(l)
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	4.256%	4/29/23	62,558	59,847	(e)(k)(l)
Total Information Technology				319,904
Materials — 0.2%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. USD LIBOR + 2.000%)	4.522%	10/31/23	136,104	129,882	(e)(k)(l)
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. USD LIBOR + 2.000%)	4.387%	10/1/22	115,171	112,364	(e)(k)(l)
Reynolds Group Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.750%)	5.272%	2/5/23	73,145	70,037	(e)(k)(l)
Total Containers & Packaging				182,401
Total Materials				312,283
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.522%	3/21/25	149,825	143,551	(e)(k)(l)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.504%	12/20/24	24,545	23,582	(e)(k)(l)
Total Equity Real Estate Investment Trusts (REITs)				167,133
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.250%)	4.772%	4/18/24	26,662	25,345	(e)(k)(l)
Total Real Estate				192,478
Total Senior Loans (Cost — $5,464,600)				5,118,394

			Face Amount†/ Units
Asset-Backed Securities — 1.9%
Community Funding CLO, 2015-1A A	5.750%	11/1/27	246,158	252,637	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	390,000	390,345

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	39

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	4.327%	11/25/24	156,896	$158,124	(e)
SBA Small Business Investment Cos, 2018-10B 1	3.548%	9/11/28	190,000	195,715
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	3.078%	6/15/39	1,077,489	1,046,225	(e)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,303,170	(a)
Sofi Consumer Loan Program LLC, 2017-1 A	3.280%	1/26/26	255,026	255,631	(a)
Upstart Securitization Trust, 2017-2 A	2.508%	3/20/25	388,166	387,877	(a)
Total Asset-Backed Securities (Cost — $4,097,879)				3,989,724

			Face Amount†
U.S. Treasury Inflation Protected Securities — 1.6%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	945,041	847,048
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	2,647,034	2,604,089
Total U.S. Treasury Inflation Protected Securities (Cost — $3,441,331)				3,451,137

			Shares
Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.401%		9,199	233,195	(e)
Diversified Financial Services — 0.2%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.890%		19,800	523,314	(e)
Total Financials				756,509
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		8,488,909	6,774	(b)(c)(d)
Total Preferred Stocks (Cost — $1,343,793)				763,283
Common Stocks — 0.2%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1	17,650	*(b)(c)
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			22,038	277,238	*(b)(c)
Energy — 0.1%
Energy Equipment & Services — 0.1%
KCAD Holdings I Ltd.			108,106,087	243,130	*(b)(c)

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Security				Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
MWO Holdings LLC				146	$0	*(b)(c)(n)
Total Energy					243,130
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.				17,686	20	*(b)(c)
Total Common Stocks (Cost — $1,218,711)					538,038

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $121.75		1/25/19	68	68,000	44,625
U.S. Treasury 10-Year Notes Futures, Put @ $121.50		1/4/19	13	13,000	813
U.S. Treasury Long-Term Bonds Futures, Call @ $146.00		1/4/19	9	9,000	4,922
U.S. Treasury Long-Term Bonds Futures, Put @ $142.00		1/25/19	6	6,000	937
Total Exchange-Traded Purchased Options					51,297

	Counterparty
OTC Purchased Options — 0.1%
Credit default swaption with BNP Paribas SA to sell protection on Markit CDX.NA.IG.31 Index, Call @ 80.00 bps	BNP Paribas SA	2/20/19	2,140,000	2,140,000	2,489
U.S. Dollar/Canadian Dollar, Put @ 1.29 CAD	Goldman Sachs Group Inc.	1/11/19	1,635,000	1,635,000	1
U.S. Dollar/Euro, Call @ $1.14	Citibank N.A.	11/4/19	4,803,874	4,803,874	77,542
Total OTC Purchased Options					80,032
Total Purchased Options (Cost — $154,237)					131,329
Total Investments before Short-Term Investments (Cost — $223,636,452)					214,099,362

	Rate	Maturity Date		Face Amount†
Short-Term Investments — 8.9%
Commercial Paper — 3.3%
Banco Santander SA	2.628%	2/1/19		1,060,000	1,057,592	(o)(p)
BPCE SA	2.641%	3/7/19		1,430,000	1,423,275	(o)(p)
JPMorgan Securities LLC	2.655%	2/1/19		1,800,000	1,795,869	(o)(p)
Mizuho Bank Ltd.	2.581%	1/29/19		1,720,000	1,716,521	(o)(p)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	41

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Paper — continued
Sumitomo Mitsui Trust Bank	2.606%	1/30/19	1,030,000		$1,027,824	(o)(p)
Total Commercial Paper (Cost — $7,021,151)					7,021,081
Certificates of Deposit — 0.8%
Sumitomo Mitsui Trust NY (Cost — $1,680,000)	2.810%	3/25/19	1,680,000		1,679,975
Sovereign Bonds — 0.0%
Argentina Treasury Bill (Cost — $54,845)	(58.397)%	2/28/19	2,000,000	ARS	61,195	(p)

			Shares
Money Market Funds — 4.8%
Western Asset Government Cash Management Portfolio LLC (Cost — $10,338,307)	2.390%		10,338,307		10,338,307	(q)
Total Short-Term Investments (Cost — $19,094,303)					19,100,558
Total Investments — 109.0% (Cost — $242,730,755)					233,199,920
Liabilities in Excess of Other Assets — (9.0)%					(19,219,732)
Total Net Assets — 100.0%					$213,980,188

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The maturity principal is currently in default as of December 31, 2018.

(h)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2018, the Portfolio held TBA securities with a total cost of $21,410,659.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

(l)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of December 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(n)	Value is less than $1.

(o)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(p)	Rate shown represents yield-to-maturity.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $10,338,307 and the cost was $10,338,307 (Note 8).

(r)	A portion of this security is held as collateral for open centrally cleared swap contracts.

Abbreviations used in this schedule:

ARS	— Argentine Peso

bps	— basis point spread. 100 basis points = 1.00%

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

GBP	— British Pound

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	$114.00	50	$50,000	$39,062
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	114.25	26	26,000	15,437
U.S. Treasury 5-Year Notes Futures, Put	1/25/19	113.50	13	13,000	508
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	115.00	13	13,000	2,641

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	43

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Schedule of Written Options (cont’d)
Exchange-Traded Written Options — continued
Security		Expiration Date	Strike Price		Contracts	Notional Amount†		Value
U.S. Treasury 5-Year Notes Futures, Call		2/22/19	$115.50		52	$52,000		$10,969
U.S. Treasury 10-Year Notes Futures, Call		1/4/19	114.25		32	32,000		14,750
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	123.00		52	52,000		9,750
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	122.25		40	40,000		16,875
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	120.50		27	27,000		43,453
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	120.75		27	27,000		3,375
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	121.00		26	26,000		30,875
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	122.50		23	23,000		7,547
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	120.25		20	20,000		1,250
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	120.50		17	17,000		1,594
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	119.50		14	14,000		438
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	121.00		14	14,000		2,406
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	119.00		10	10,000		313
U.S. Treasury 10-Year Notes Futures, Call		1/25/19	122.00		9	9,000		4,781
U.S. Treasury 10-Year Notes Futures, Put		1/25/19	120.00		7	7,000		328
U.S. Treasury 10-Year Notes Futures, Call		2/22/19	123.00		45	45,000		18,281
U.S. Treasury 10-Year Notes Futures, Call		2/22/19	123.50		19	19,000		5,344
U.S. Treasury 10-Year Notes Futures, Put		2/22/19	119.50		19	19,000		2,078
U.S. Treasury Long-Term Bonds Futures, Call		1/4/19	147.00		10	10,000		1,875
U.S. Treasury Long-Term Bonds Futures, Put		1/4/19	143.00		10	10,000		156
U.S. Treasury Long-Term Bonds Futures, Call		1/25/19	149.00		28	28,000		7,438
U.S. Treasury Long-Term Bonds Futures, Put		1/25/19	141.00		28	28,000		2,625
U.S. Treasury Long-Term Bonds Futures, Call		1/25/19	144.00		13	13,000		31,687
U.S. Treasury Long-Term Bonds Futures, Put		1/25/19	143.00		10	10,000		2,500
U.S. Treasury Long-Term Bonds Futures, Call		1/25/19	143.00		7	7,000		22,750
Total Exchange-Traded Written Options (Premiums received — $145,560)								$301,086
OTC Written Options

	Counterparty
Credit default swaption with BNP Paribas SA to sell protection on Markit CDX.NA.IG.31 Index, Put	BNP Paribas SA	2/20/19	100.00	bps	2,140,000	2,140,000	‡	4,576
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	1/30/19	19.50	MXN	1,010,000	1,010,000		10,044
Total OTC Written Options (Premiums received — $16,918)								$14,620
Total Written Options (Premiums received — $162,478)								$315,706

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviations used in this schedule:

bps	— basis point spread. 100 basis points = 1.00%

MXN	— Mexican Peso

At December 31, 2018, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	343	12/19	$83,122,464	$83,477,625	$355,161
90-Day Eurodollar	128	6/20	31,159,505	31,201,600	42,095
90-Day Eurodollar	16	3/21	3,897,429	3,902,400	4,971
Euro	2	3/19	286,511	288,063	1,552
Euro-BTP	30	3/19	4,101,505	4,393,493	291,988
Mexican Peso	20	3/19	491,177	502,600	11,423
U.S. Treasury 2-Year Notes	87	3/19	18,345,213	18,471,187	125,974
U.S. Treasury 5-Year Notes	56	3/19	6,379,624	6,422,500	42,876
U.S. Treasury 10-Year Notes	218	3/19	26,210,902	26,599,407	388,505
U.S. Treasury Ultra Long-Term Bonds	102	3/19	15,869,473	16,386,937	517,464
					1,782,009
Contracts to Sell:
90-Day Eurodollar	46	3/19	11,222,167	11,188,350	33,817
Euro-Bund	160	3/19	29,564,278	29,980,153	(415,875)
Euro-Buxl	7	3/19	1,428,397	1,448,618	(20,221)
Japanese 10-Year Bonds	5	3/19	6,925,779	6,955,887	(30,108)
U.S. Treasury Long-Term Bonds	105	3/19	14,985,429	15,330,000	(344,571)
U.S. Treasury 10-Year Ultra Long-Term Bonds	50	3/19	6,294,054	6,503,907	(209,853)
					(986,811)
Net unrealized appreciation on open futures contracts					$795,198

At December 31, 2018, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,304,400	USD	613,313	Barclays Bank PLC	1/18/19	$(19,447)
BRL	7,470,000	USD	1,972,506	Barclays Bank PLC	1/18/19	(47,417)
COP	300,910,000	USD	97,068	Barclays Bank PLC	1/18/19	(4,496)
COP	713,363,000	USD	230,110	Barclays Bank PLC	1/18/19	(10,652)
IDR	20,039,910,000	USD	1,315,991	Barclays Bank PLC	1/18/19	75,001
INR	103,040,000	USD	1,382,475	Barclays Bank PLC	1/18/19	90,380
MXN	2,000,000	USD	98,628	Barclays Bank PLC	1/18/19	2,862

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	45

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	479,800	USD	15,562	Barclays Bank PLC	1/18/19	$76
USD	1,383,077	CNH	9,644,198	Barclays Bank PLC	1/18/19	(21,047)
USD	122,113	MXN	2,500,000	Barclays Bank PLC	1/18/19	(4,749)
USD	725,342	MXN	14,000,000	Barclays Bank PLC	1/18/19	14,914
USD	1,846,309	PHP	101,355,000	Barclays Bank PLC	1/18/19	(77,833)
CAD	9,949,101	USD	7,675,887	Citibank N.A.	1/18/19	(384,718)
EUR	100,000	USD	114,910	Citibank N.A.	1/18/19	(159)
EUR	252,791	USD	289,705	Citibank N.A.	1/18/19	375
EUR	470,756	USD	536,392	Citibank N.A.	1/18/19	3,805
EUR	1,137,560	USD	1,303,712	Citibank N.A.	1/18/19	1,648
IDR	5,628,470,000	USD	362,729	Citibank N.A.	1/18/19	27,949
JPY	290,092,387	USD	2,607,708	Citibank N.A.	1/18/19	42,913
MXN	1,750,000	USD	86,763	Citibank N.A.	1/18/19	2,040
MXN	1,750,000	USD	86,653	Citibank N.A.	1/18/19	2,150
MXN	3,000,000	USD	147,443	Citibank N.A.	1/18/19	4,792
MXN	84,815,112	USD	4,446,518	Citibank N.A.	1/18/19	(142,592)
RUB	60,986,431	USD	923,701	Citibank N.A.	1/18/19	(50,681)
USD	141,467	BRL	532,000	Citibank N.A.	1/18/19	4,365
USD	2,517,775	CNY	17,564,000	Citibank N.A.	1/18/19	(40,577)
USD	68,513	EUR	60,000	Citibank N.A.	1/18/19	(337)
USD	80,115	EUR	70,000	Citibank N.A.	1/18/19	(211)
USD	91,864	EUR	80,000	Citibank N.A.	1/18/19	64
USD	114,177	EUR	100,000	Citibank N.A.	1/18/19	(574)
USD	114,237	EUR	100,000	Citibank N.A.	1/18/19	(514)
USD	115,262	EUR	100,000	Citibank N.A.	1/18/19	511
USD	2,238,202	EUR	1,920,000	Citibank N.A.	1/18/19	34,985
USD	1,845,488	GBP	1,390,125	Citibank N.A.	1/18/19	72,017
USD	73,141	MXN	1,500,000	Citibank N.A.	1/18/19	(2,976)
USD	98,586	MXN	2,000,000	Citibank N.A.	1/18/19	(2,903)
ZAR	6,640,000	USD	443,480	Citibank N.A.	1/18/19	17,032
IDR	11,247,670,000	USD	765,929	Goldman Sachs Group Inc.	1/18/19	14,784
USD	2,037,948	AUD	2,869,682	Goldman Sachs Group Inc.	1/18/19	15,911
BRL	4,200,000	USD	1,108,618	JPMorgan Chase & Co.	1/18/19	(26,239)
EUR	1,051,351	USD	1,205,774	JPMorgan Chase & Co.	1/18/19	660
IDR	15,644,445,000	USD	1,067,006	JPMorgan Chase & Co.	1/18/19	18,892
USD	347,466	COP	1,109,980,000	JPMorgan Chase & Co.	1/18/19	5,994
USD	3,787,877	EUR	3,239,436	JPMorgan Chase & Co.	1/18/19	70,596
ARS	1,771,000	USD	38,382	Citibank N.A.	3/26/19	3,829

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	2,700,000	USD	60,962	Citibank N.A.	3/26/19	$3,391
ARS	910,000	USD	19,296	JPMorgan Chase & Co.	3/26/19	2,393
ARS	1,469,000	USD	31,305	JPMorgan Chase & Co.	3/26/19	3,707
Total						$(300,086)

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2018, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
130,770,000	MXN	4/5/21	28-Day MXN TIIE - Banxico every 28 days	7.350% every 28 days	$(1,231)	$(172,405)
2,210,000	GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR semi-annually	1,073	(1,337)
10,883,000	GBP	10/30/21	1.385% annually	3-Month GBP LIBOR annually	(3,911)	(12,528)
20,681,000		12/18/21	3-Month LIBOR quarterly	3.230% semi-annually	32,333	242,558
146,200,000	MXN	4/6/22	28-Day MXN TIIE - Banxico every 28 days	7.330% every 28 days	(2,914)	(264,735)
1,573,000		5/31/22	3-Month LIBOR quarterly	2.250% semi-annually	2,188	(19,405)
12,154,000		8/31/22	3-Month LIBOR quarterly	2.850% semi-annually	(2,966)	118,611
23,148,000		3/20/24	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	716	39,385

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	47

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4,558,000		12/18/29	3.300% semi-annually	3-Month LIBOR quarterly	$(23,532)	$(187,336)
3,930,000		2/15/36	3-Month LIBOR quarterly	3.000% semi-annually	2,254	76,169
2,961,000		2/15/44	3.330% semi-annually	3-Month LIBOR quarterly	(139)	(250,427)
2,960,000		5/15/44	3.000% semi-annually	3-Month LIBOR quarterly	2,294	(71,161)
213,300	EUR	8/23/47	1.498% annually	6-Month EURIBOR - Reuters semi-annually	(271)	(6,638)
Total					$5,894	$(509,249)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	16,865,000	BRL	1/2/20	BRL-CDI**	8.410	%**	—	$108,322
Citibank N.A.	3,400,000	BRL	1/2/20	BRL-CDI**	8.410	%**	$554	21,307
Citibank N.A.	5,900,000	BRL	1/2/20	BRL-CDI**	8.410	%**	3,625	35,977
Citibank N.A.	3,800,000	BRL	1/2/20	BRL-CDI**	8.410	%**	1,454	23,952
Citibank N.A.	1,785,000	BRL	1/2/20	BRL-CDI**	8.410	%**	1,289	10,645
Total							$6,922	$200,203

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.31 Index	$27,110,000	12/20/23	1.000% quarterly	$150,487	$344,756	$(194,269)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.29 Index	$1,880,000	12/20/22	5.000% quarterly	$(62,021)	$(104,165)	$42,144
Markit CDX.NA.HY.31 Index	2,690,000	12/20/23	5.000% quarterly	(53,620)	(185,607)	131,987
Total	$4,570,000			$(115,641)	$(289,772)	$174,131

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Western Asset Core Plus VIT Portfolio

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	49

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $232,392,448)	$222,861,613
Investments in affiliated securities, at value (Cost — $10,338,307)	10,338,307
Cash	1,269,913
Foreign currency, at value (Cost — $1,254,134)	1,234,428
Receivable for securities sold	3,639,091
Interest receivable	1,532,500
Deposits with brokers for open futures contracts and exchange-traded options	1,078,359
Foreign currency collateral for open futures contracts, at value (Cost — $826,065)	833,500
Deposits with brokers for centrally cleared swap contracts	574,155
Unrealized appreciation on forward foreign currency contracts	538,036
OTC swaps, at value (premiums paid — $6,922)	207,125
Receivable from broker — variation margin on open futures contracts	118,248
Deposits with brokers for OTC derivatives	30,000
Receivable from broker — variation margin on centrally cleared swap contracts	10,390
Receivable for Portfolio shares sold	2,518
Prepaid expenses	4,871
Total Assets	244,273,054

Liabilities:
Payable for securities purchased	27,535,251
Payable for Portfolio shares repurchased	1,397,256
Unrealized depreciation on forward foreign currency contracts	838,122
Written options, at value (premiums received — $162,478)	315,706
Investment management fee payable	75,485
Service and/or distribution fees payable	31,382
Trustees’ fees payable	1,234
Accrued expenses	98,430
Total Liabilities	30,292,866
Total Net Assets	$213,980,188

Net Assets:
Par value (Note 7)	$394
Paid-in capital in excess of par value	239,247,451
Total distributable earnings (loss)	(25,267,657)
Total Net Assets	$213,980,188

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Net Assets:
Class I	$66,579,554
Class II	$147,400,634

Shares Outstanding:
Class I	12,265,416
Class II	27,139,087

Net Asset Value:
Class I	$5.43
Class II	$5.43

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	51

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$8,310,845
Interest from affiliated investments	199,958
Dividends	152,064
Less: Foreign taxes withheld	(2,340)
Total Investment Income	8,660,527

Expenses:
Investment management fee (Note 2)	970,383
Service and/or distribution fees (Notes 2 and 5)	363,435
Fund accounting fees	78,685
Audit and tax fees	55,727
Shareholder reports	41,086
Custody fees	27,491
Legal fees	26,991
Trustees’ fees	6,045
Insurance	3,709
Commitment fees (Note 9)	2,433
Interest expense	2,096
Transfer agent fees (Note 5)	1,390
Miscellaneous expenses	12,921
Total Expenses	1,592,392
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(62,401)
Net Expenses	1,529,991
Net Investment Income	7,130,536

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,782,291)
Futures contracts	(1,011,142)
Written options	916,782
Swap contracts	748,358
Forward foreign currency contracts	(192,884)
Foreign currency transactions	219,035
Net Realized Loss	(2,102,142)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(10,428,773)
Futures contracts	574,522
Written options	(164,143)
Swap contracts	(308,568)
Forward foreign currency contracts	(141,812)
Foreign currencies	39,121
Change in Net Unrealized Appreciation (Depreciation)	(10,429,653)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(12,531,795)
Decrease in Net Assets From Operations	$(5,401,259)

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$7,130,536	$7,625,263
Net realized loss	(2,102,142)	(4,216,415)
Change in net unrealized appreciation (depreciation)	(10,429,653)	10,790,469
Increase (Decrease) in Net Assets From Operations	(5,401,259)	14,199,317

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(7,700,043)	(8,300,026)
Decrease in Net Assets From Distributions to Shareholders	(7,700,043)	(8,300,026)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	48,517,545	77,182,449
Reinvestment of distributions	7,700,043	8,300,026
Cost of shares repurchased	(38,700,545)	(516,398,720)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	17,517,043	(430,916,245)
Increase (Decrease) in Net Assets	4,415,741	(425,016,954)

Net Assets:
Beginning of year	209,564,447	634,581,401
End of year(b)	$213,980,188	$209,564,447

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the year ended December 31, 2017, distributions from net investment income were $8,300,026.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(103,030).

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	53

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$5.77	$5.70	$5.58	$5.60	$6.08

Income (loss) from operations:
Net investment income	0.19	0.17	0.15	0.22	0.41
Net realized and unrealized gain (loss)	(0.32)	0.16	0.10	(0.15)	(0.43)
Total income (loss) from operations	(0.13)	0.33	0.25	0.07	(0.02)

Less distributions from:
Net investment income	(0.21)	(0.26)	(0.13)	(0.09)	(0.46)
Total distributions	(0.21)	(0.26)	(0.13)	(0.09)	(0.46)

Net asset value, end of year	$5.43	$5.77	$5.70	$5.58	$5.60
Total return[3]	(2.23)%	5.75%	4.55%	1.20%	(0.33)%

Net assets, end of year (000s)	$66,580	$70,884	$71,159	$76,862	$90,403

Ratios to average net assets:
Gross expenses	0.57%	0.57%	0.50%	0.65%	0.75%
Net expenses[4]	0.54 [5]	0.54 [5]	0.50	0.60 [5]	0.75
Net investment income	3.47	2.89	2.63	3.79	6.54

Portfolio turnover rate	101%[6]	151%[6]	108%[6]	185%[6]	68%

[1]	In April 2015, the Portfolio’s outstanding class of shares, which was previously unnamed, became known as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective April 15, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to April 15, 2015, the expense limitation was 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 226%, 346%, 280% and 417% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$5.78	$5.69	$5.57	$5.77

Income (loss) from operations:
Net investment income	0.18	0.15	0.14	0.08
Net realized and unrealized gain (loss)	(0.33)	0.17	0.10	(0.20)
Total income (loss) from operations	(0.15)	0.32	0.24	(0.12)

Less distributions from:
Net investment income	(0.20)	(0.23)	(0.12)	(0.08)
Total distributions	(0.20)	(0.23)	(0.12)	(0.08)

Net asset value, end of year	$5.43	$5.78	$5.69	$5.57
Total return[3]	(2.64)%	5.69%	4.17%	(1.85)%

Net assets, end of year (millions)	$147	$139	$563	$348

Ratios to average net assets:
Gross expenses	0.82%	0.78%	0.76%	0.76%[4]
Net expenses[5]	0.79 [6]	0.75 [6]	0.76	0.71 [4,6]
Net investment income	3.23	2.53	2.36	2.05 [4]

Portfolio turnover rate[7]	101%	151%	108%	185%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to December 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 226%, 346%, 280% and 417% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

[8]	For the year ended December 31, 2015.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	55

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the super-vision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

56	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next avail-able market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$3,295,987	$389,605	$3,685,592
Financials	—	25,151,150	1,920,803	27,071,953
Industrials	—	3,812,482	33,363	3,845,845
Other corporate bonds & notes	—	33,362,915	—	33,362,915
Mortgage-backed securities	—	56,468,457	1,001,668	57,470,125
U.S. government & agency obligations	—	36,190,235	—	36,190,235
Collateralized mortgage obligations	—	23,343,928	—	23,343,928
Sovereign bonds	—	15,136,864	—	15,136,864
Senior loans:
Consumer discretionary	—	1,863,529	29,813	1,893,342
Industrials	—	420,603	57,163	477,766
Other senior loans	—	2,747,286	—	2,747,286
Asset-backed securities	—	3,989,724	—	3,989,724
U.S. Treasury inflation protected securities	—	3,451,137	—	3,451,137
Preferred stocks:
Financials	$756,509	—	—	756,509
Industrials	—	—	6,774	6,774
Common stocks:
Communication services	—	—	17,650	17,650
Consumer discretionary	—	—	277,238	277,238
Energy	—	—	243,130	243,130
Industrials	—	—	20	20
Purchased options:
Exchange-traded purchased options	51,297	—	—	51,297
OTC purchased options	—	80,032	—	80,032
Total long-term investments	807,806	209,314,329	3,977,227	214,099,362
Short-term investments†:
Commercial paper	—	7,021,081	—	7,021,081
Certificates of deposit	—	1,679,975	—	1,679,975
Sovereign bonds	—	61,195	—	61,195
Money market funds	—	10,338,307	—	10,338,307
Total short-term investments	—	19,100,558	—	19,100,558
Total investments	$807,806	$228,414,887	$3,977,227	$233,199,920

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ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,815,826	—	—	$1,815,826
Forward foreign currency contracts	—	$538,036	—	538,036
Centrally cleared interest rate swaps	—	476,723	—	476,723
Centrally cleared credit default swaps on credit indices — buy protection	—	174,131	—	174,131
OTC interest rate swaps‡	—	207,125	—	207,125
Total other financial instruments	$1,815,826	$1,396,015	—	$3,211,841
Total	$2,623,632	$229,810,902	$3,977,227	$236,411,761

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$301,086	—	—	$301,086
OTC written options	—	$14,620	—	14,620
Futures contracts	1,020,628	—	—	1,020,628
Forward foreign currency contracts	—	838,122	—	838,122
Centrally cleared interest rate swaps	—	985,972	—	985,972
Centrally cleared credit default swaps on credit Indices — sell protection	—	194,269	—	194,269
Total	$1,321,714	$2,032,983	—	$3,354,697

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2017		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$327,179		$1,196	—	$(1,196)	$62,426
Financials	2,066,475		4,928	$(2,309)	(126,675)	—
Industrials	21,184		—	—	(106)	—
Materials	0	*	—	(59)	59	—
Mortgage-backed securities	—		—	—	—	1,001,668

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Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Senior loans:
Consumer discretionary	$303,629	$11	$(1,404)	$(45,377)	$552,287
Consumer staples	289,171	(764)	(4,156)	8,278	—
Industrials	—	6	1	(2,394)	59,850
Information technology	316,440	(1,341)	87	(2,832)	—
Utilities	301,050	(1,197)	(1,153)	1,200	20,100
Preferred stocks:
Industrials	78,606	—	—	(78,115)	6,283
Common stocks:
Communication services	48,891	—	—	(31,241)	—
Consumer discretionary	263,354	—	—	13,884	—
Energy	587,021	—	—	(343,891)	—
Industrials	51,466	—	(16,247)	(35,199)	—
Total	$4,654,466	$2,839	$(25,240)	$(643,605)	$1,702,614

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at December 31, 2018[2]
Corporate bonds & notes:
Consumer discretionary	—		—	—	$389,605	$(1,196)
Financials	$(21,616)		—	—	1,920,803	(126,675)
Industrials	(21,078)		$33,363	—	33,363	(105)
Materials	0	*	—	—	—	—
Mortgage-backed securities	—		—	—	1,001,668	—
Senior loans:
Consumer discretionary	(289,974)		—	$(489,359)	29,813	111
Consumer staples	(292,529)		—	—	—	—
Industrials	(300)		—	—	57,163	(2,394)
Information technology	(224,325)		—	(88,029)	—	—
Utilities	(320,000)		—	—	—	—
Preferred stocks:
Industrials	—		—	—	6,774	(78,115)
Common stocks:
Communication services	—		—	—	17,650	(31,241)
Consumer discretionary	—		—	—	277,238	13,884
Energy	—		—	—	243,130	(343,891)
Industrials	—		—	—	20	(51,446)
Total	$(1,169,822)		$33,363	$(577,388)	$3,977,227	$(621,068)

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The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Port-folio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

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Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counter-parties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

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Notes to financial statements (cont’d)

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the total notional value of all credit default swaps to sell protection was $27,110,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

64	Western Asset Core Plus VIT Portfolio 2018 Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counter-party to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage expo-sure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

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Notes to financial statements (cont’d)

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

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The yield to maturity on IO’s is sensitive to the rate of principal repayments (including pre-payments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to financial statements (cont’d)

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon pre-vailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

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(q) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counter-party risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the

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Notes to financial statements (cont’d)

ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Portfolio held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $852,742. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2018, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $30,000, which could be used to reduce the required payment.

At December 31, 2018, the Portfolio held non-cash collateral from Citibank N.A. in the amount of $258,240. This amount could be used to reduce the Portfolio’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

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(v) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Distributable Earnings/(Loss)	Paid-in Capital
(a)	$3,098,143	$(3,098,143)

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
first $500 million	0.450%
next $500 million	0.425
over $1 billion	0.400

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Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $62,401.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$46,846,603	$458,541,994
Sales	36,486,089	451,034,302

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At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$244,239,859	$1,970,844	$(13,010,783)	$(11,039,939)
Swap contracts	67,800	851,057	(1,180,241)	(329,184)
Written options	162,478	35,704	(188,932)	(153,228)
Futures contracts	—	1,815,826	(1,020,628)	795,198
Forward foreign currency contracts	—	538,036	(838,122)	(300,086)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$51,297	$77,543	$2,489	$131,329
Futures contracts[3]	1,802,851	12,975	—	1,815,826
OTC swap contracts[4]	207,125	—	—	207,125
Centrally cleared swap contracts[5]	476,723	—	174,131	650,854
Forward foreign currency contracts	—	538,036	—	538,036
Total	$2,537,996	$628,554	$176,620	$3,343,170

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$301,086	$10,044	$4,576	$315,706
Futures contracts[3]	1,020,628	—	—	1,020,628
Centrally cleared swap contracts[5]	985,972	—	194,269	1,180,241
Forward foreign currency contracts	—	838,122	—	838,122
Total	$2,307,686	$848,166	$198,845	$3,354,697

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

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Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,142,994)	$(266,807)	$(4,260)	$(1,414,061)
Written options	788,113	128,669	—	916,782
Futures contracts	(988,398)	(22,744)	—	(1,011,142)
Swap contracts	676,378	—	71,980	748,358
Forward foreign currency contracts	—	(192,884)	—	(192,884)
Total	$(666,901)	$(353,766)	$67,720	$(952,947)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$11,684	$(29,663)	$(1,798)	$(19,777)
Written options	(166,441)	2,541	(243)	(164,143)
Futures contracts	542,021	32,501	—	574,522
Swap contracts	(288,701)	—	(19,867)	(308,568)
Forward foreign currency contracts	—	(141,812)	—	(141,812)
Total	$98,563	$(136,433)	$(21,908)	$(59,778)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2018, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$218,293
Written options	136,904
Futures contracts (to buy)	196,545,962
Futures contracts (to sell)	107,669,227
Forward foreign currency contracts (to buy)	23,438,769
Forward foreign currency contracts (to sell)	19,483,117

Average Notional Balance
Interest rate swap contracts	$58,639,656
Credit default swap contracts (to buy protection)	4,332,308
Credit default swap contracts (to sell protection)	16,271,077

74	Western Asset Core Plus VIT Portfolio 2018 Annual Report

The following table presents the Portfolio’s OTC derivative assets and liabilities by counter-party net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$183,233	$(185,641)	$(2,408)	$30,000	$27,592
BNP Paribas SA	2,489	(4,576)	(2,087)	—	(2,087)
Citibank N.A.	506,533	(636,286)	(129,753)	(258,240)	(387,993)
Goldman Sachs Group Inc.	30,696	—	30,696	—	30,696
JPMorgan Chase & Co.	102,242	(26,239)	76,003	—	76,003
Total	$825,193	$(852,742)	$(27,549)	$(228,240)	$(255,789)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$573
Class II	$363,435	817
Total	$363,435	$1,390

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$20,211
Class II	42,190
Total	$62,401

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Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class I	$2,503,944	$3,090,840
Class II	5,196,099	5,209,186
Total	$7,700,043	$8,300,026

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,988,462	$11,223,948	996,195	$5,805,511
Shares issued on reinvestment	465,158	2,503,944	534,120	3,090,840
Shares repurchased	(2,465,019)	(13,797,527)	(1,728,737)	(10,111,608)
Net decrease	(11,399)	$(69,635)	(198,422)	$(1,215,257)

Class II
Shares sold	6,620,460	$37,293,597	12,348,726	$71,376,938
Shares issued on reinvestment	965,284	5,196,099	899,386	5,209,186
Shares repurchased	(4,450,668)	(24,903,018)	(88,190,946)	(506,287,112)
Net increase (decrease)	3,135,076	$17,586,678	(74,942,834)	$(429,700,988)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Portfolio may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Portfolio’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Portfolio’s relative ownership, the following companies were considered affiliated companies for all or some portion of the

76	Western Asset Core Plus VIT Portfolio 2018 Annual Report

year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$12,340,505	$107,678,370	107,678,370	$109,680,568	109,680,568

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
Western Asset Government Cash Management Portfolio LLC	—	$199,958	—	$10,338,307

9. Redemption facility

The Portfolio and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Portfolio incurred a commitment fee in the amount of $2,433. The Portfolio did not utilize the Redemption Facility during the year ended December 31, 2018.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$7,700,043	$8,300,026

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Notes to financial statements (cont’d)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(13,195,216)
Other book/tax temporary differences(a)	(1,046,877)
Unrealized appreciation (depreciation)(b)	(11,025,564)
Total accumulated earnings (losses) — net	$(25,267,657)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax cost basis in limited partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncements

The Portfolio has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolio has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

78	Western Asset Core Plus VIT Portfolio 2018 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Core Plus VIT Portfolio 2018 Annual Report	79

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Core Plus VIT Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

80	Western Asset Core Plus VIT Portfolio

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Core Plus VIT Portfolio	81

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as core plus bond funds underlying variable insurance products by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2018 was below the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2018 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

82	Western Asset Core Plus VIT Portfolio

sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of core plus bond funds underlying variable insurance products (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received

Western Asset Core Plus VIT Portfolio	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were below the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

84	Western Asset Core Plus VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Core Plus VIT Portfolio	85

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

86	Western Asset Core Plus VIT Portfolio

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Core Plus VIT Portfolio	87

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

88	Western Asset Core Plus VIT Portfolio

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Core Plus VIT Portfolio	89

Western Asset

Core Plus VIT Portfolio

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variable funds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/19 SR19-3546

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,455 in December 31, 2017 and $150,330 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,400 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2017 and $6,000 in December 31, 2018

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $269,356 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

SusanM. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2019